SGA Emerging Markets Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—98.1%
Communication Services—4.0%
Tencent Holdings Ltd.	3,963	$191
Consumer Discretionary—33.5%
Alibaba Group Holding Ltd. Sponsored ADR(1)	1,296	275
Fast Retailing Co. Ltd.	217	130
Huazhu Group Ltd. ADR	4,928	197
JD.com, Inc. ADR(1)	4,424	156
MercadoLibre, Inc.(1)	402	230
New Oriental Education & Technology Group, Inc. Sponsored ADR(1)	1,259	153
TAL Education Group ADR(1)	3,515	169
Trip.com Group Ltd. ADR(1)	4,139	139
Yum China Holdings, Inc.	3,036	146
		1,595

Consumer Staples—29.6%
Ambev S.A. ADR	32,668	152
CP ALL PCL	82,775	200
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	1,477	140
Heineken NV	1,358	145
Raia Drogasil S.A.	6,796	189
Shoprite Holdings Ltd.	10,612	95
Unicharm Corp.	4,463	152
Universal Robina Corp.	39,950	114
Wal-Mart de Mexico SAB de C.V.	78,418	225
		1,412

Financials—16.1%
AIA Group Ltd.	17,400	183
HDFC Bank Ltd. ADR	3,986	252
Ping An Insurance Group Co. of China Ltd. Class H	11,518	136
Sanlam Ltd.	34,844	197
		768

Health Care—6.8%
Abbott Laboratories	1,059	92
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	114,021	137
Wuxi Biologics Cayman, Inc.(1)	7,464	94
		323

Information Technology—8.1%
Infosys Ltd. Sponsored ADR	23,224	240
Visa, Inc. Class A	785	147
		387

Total Common Stocks (Identified Cost $4,317)		4,676

Total Long-Term Investments—98.1% (Identified Cost $4,317)		4,676

	Shares	Value

Short-Term Investment—1.7%
Money Market Mutual Fund—1.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(2)	78,863	$79
Total Short-Term Investment (Identified Cost $79)		79

TOTAL INVESTMENTS—99.8% (Identified Cost $4,396)		$4,755
Other assets and liabilities, net—0.2%		11
NET ASSETS—100.0%		$4,766

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
China	38%
India	10
Mexico	8
Brazil	7
United States	7
South Africa	6
Japan	6
Other	18
Total	100%
† % of total investments as of December 31, 2019.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$4,676	$4,676
Money Market Mutual Fund	79	79
Total Investments	$4,755	$4,755
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Schedule of Investments

SGA EMERGING MARKETS GROWTH FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options and futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Other information regarding each Fund is available in the Fund’s most recent Report to Shareholders.
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